UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 4, 2026

TEXAS MINERAL RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-53482	87-0294969
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

527 21st Street #44

Galveston, TX 77550

(Address of principal executive offices, including zip code)

(915) 369-2133

Registrant’s telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Merger Agreement (as defined below).

Merger Agreement

On March 4, 2026, Texas Mineral Resources Corp. (“TMRC”, the “Company”, “we”, “us” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with USA Rare Earth, Inc. (“USAR”), Hamer Merger Sub, Inc., a wholly owned subsidiary of USAR (“Merger Sub 1”) and Hamer Merger Sub, LLC, a wholly owned subsidiary of USAR (“Merger Sub 2”). Pursuant to the Merger Agreement, TMRC will enter into a series of mergers with Merger Sub 1 and Merger Sub 2 (collectively, the “Mergers”) that will result in the business of TMRC being held by a wholly owned subsidiary of USAR, and the common stock of TMRC, par value $0.01 per share (the “TMRC Stock”), being converted into the right to receive the merger consideration described below (collectively, the “Transaction”).

Our board of directors has approved and declared advisable the Merger Agreement and the Transaction and resolved to recommend that our stockholders approve the Merger Agreement, the Transaction and related matters. We expect the Transaction to be consummated after obtaining the required approval by our stockholders and the satisfaction of certain other customary closing conditions.

The following description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

The Merger

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions found in the Merger Agreement, the following steps will occur as part of a single integrated transaction on the closing date of the Merger (the “Closing Date”).

(a)	Merger Sub 1 will merge with and into TMRC (the “First Merger”), the separate existence of Merger Sub 1 will cease, and TMRC will be the surviving corporation of the Merger and a wholly owned subsidiary of USAR (such entity from and after the Merger, the “Surviving Corporation”);

(b)	the Surviving Corporation will merge with and into Merger Sub 2 (the “Second Merger”), the separate existence of the Surviving Corporation will cease, and Merger Sub 2 will be the surviving company of the Merger and a wholly owned subsidiary of USAR that holds all of the assets of TMRC;

(c)	all of the issued and outstanding shares of TMRC Stock prior to the effective time of the Merger will be converted into the right to receive a fraction of a share of common stock of USAR, par value $0.0001 per share (“USAR Stock”) determined as described below; and

(d)	USAR will issue to the holders of TMRC Stock (“TMRC Stockholders”) an aggregate of 3,823,328 shares of common stock of USAR, par value $0.0001 per share (“USAR Stock”), pro rata according to the number of shares of TMRC Stock each TMRC Stockholder holds.

Merger Consideration

Under the Merger Agreement, each share of TMRC Stock that is issued and outstanding immediately prior to the effective time of the First Merger shall automatically be cancelled and cease to exist in exchange for the right to receive a fraction of a newly issued share of USAR Stock, equal to the total number of shares of TMRC Stock outstanding on the Closing Date divided by the 3,823,328 shares of USAR Stock being issued in the Transaction (such number of shares of USAR Stock, the “Aggregate Merger Consideration”).

Representations, Warranties and Covenants

The parties to the Merger Agreement have made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants regarding:

•	the conduct of TMRC and USAR and their respective subsidiaries, prior to the Closing;

•	customary no-shop provisions with regard to TMRC;

•	the filing of a proxy statement of TMRC (the “Proxy Statement”) and a registration statement of USAR (the “Registration Statement”) in respect of the Transaction;

•	TMRC holding a stockholders’ meeting to approve the Transaction (the “TMRC Stockholders’ Meeting”);

•	customary due diligence;

•	indemnification and insurance;

•	management of litigation; and

•	tax matters.

Conditions to Closing

The Closing is subject to certain customary conditions, including, among other things:

•	approval of the Transaction, including the Mergers, the Merger Agreement, and the related agreements and transactions by the stockholders of TMRC;

•	the effectiveness of the Registration Statement;

•	no legal injunctions or constraints against the Transaction;

•	Nasdaq listing approval for the Aggregate Merger Consideration;

•	accuracy of representations and warranties;

•	performance of all covenants;

•	obtaining all necessary regulatory approvals and consents;

•	completion of a transfer of certain assets to Mr. Daniel Gorski, the Chief Executive Officer of TMRC, to pay off certain indebtedness between Mr. Gorski and a subsidiary of TMRC;

•	no material adverse effect having occurred in respect of TMRC or USAR that is continuing; and

•	the delivery of customary closing documents.

Termination

TMRC and USAR may terminate the Merger Agreement under certain circumstances, including, among others:

•	by mutual written consent;

•	by either party, if (a) Closing has not occurred by the date that is nine months after the date of the Merger Agreement (the “End Date”); (b) TMRC’s stockholders do not approve the Transaction at the TMRC Stockholders’ Meeting, or at any adjournment or postponement thereof (an “Approval Failure”) or (c) a law or order that permanently restraining, enjoining or prohibiting the Transaction becomes final and nonappealable;

•	by TMRC, if there is any breach of any representation, warranty, covenant or agreement on the part of USAR that would prevent certain closing conditions from being met, with USAR having a right to cure that breach within 15 days; and

•	by USAR if (a) there is any breach of any representation, warranty, covenant or agreement on the part of TMRC that would prevent certain closing conditions from being met, with TMRC having a right to cure that breach within 15 days, (b) if there is an Adverse Recommendation Change (as defined in the Merger Agreement), and (c) if TMRC approves or enters into an Alternative Acquisition Agreement (as defined in the Merger Agreement).

TMRC will pay to USAR a “Termination Fee” equal to $3,250,000 million under certain circumstances, including: (a) if USAR terminates the Merger Agreement because there is an Adverse Recommendation Change or TMRC approves or enters into an Alternative Acquisition Agreement, or (b) (i) the Merger Agreement is terminated due to the failure to close the Transaction by the End Date, an Approval Failure, or an uncured breach of any representation, warranty, covenant or agreement on the part of TMRC, (ii) an Acquisition Proposal (as defined in the Merger Agreement) is made regarding TMRC after the date of the Merger Agreement and prior to the date of termination, and (iii) within one year, TMRC either recommends in favor of an Acquisition Proposal, enters into an agreement to consummate an Acquisition Proposal or does consummate an Acquisition Proposal.

The foregoing description of the Merger Agreement and the Transaction does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement contains representations, warranties and covenants that the parties to the Merger Agreement made to each other as of the date of the Merger Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms and is not intended to provide any other factual information about TMRC, USAR, or any other party to the Merger Agreement. In particular, the representations, warranties, covenants and agreements contained in the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in either TMRC’s or USAR’s public disclosures.

Certain Related Agreements

Voting and Support Agreements

In connection with the execution of the Merger Agreement, TMRC and USAR entered into a voting and support agreement (each, a “Voting and Support Agreement”) with each member of TMRC’s board of directors and each of TMRC’s executive officers. Pursuant to the Voting and Support Agreements, among other things, all of TMRC’s directors and executive officers agreed to vote all of his or her shares of TMRC Stock in favor of the various proposals related to the Transaction and the Merger Agreement and any other matters necessary or reasonably requested by USAR for consummation of the Transaction and against any action reasonably expected to impede, delay or materially and adversely affect the Transaction.

The foregoing description of the Voting and Support Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the Voting and Support Agreements, a form of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On March 5, 2026, we and USAR jointly issued a press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. The information in this Item 7.01, including Exhibits 99.1 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of TMRC under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Important Information About the Transaction and Where to Find It

The Transaction will be submitted to TMRC’s stockholders for their consideration. TMRC intends to file with the SEC a preliminary proxy statement (the “Proxy Statement”) that will include important information regarding the Transaction, the Merger Consideration, and the TMRC Stockholders’ Meeting. In addition, USAR intends to file a registration statement on Form S-4 (the “Registration Statement”) which will include a prospectus of USAR to register the shares of USAR Stock that will be used as Merger Consideration. After the Registration Statement is filed and declared effective, TMRC will mail a definitive Proxy Statement to its stockholders as of a record date to be established for voting on the Transaction. TMRC and USAR may also file with the SEC other relevant documents regarding the Transaction. We advise our stockholders and other interested persons to read, once available, the preliminary Proxy Statement and any amendments thereto and, once available, the definitive Proxy Statement, in connection with our solicitation of proxies for its extraordinary meeting of stockholders to be held to approve, among other things, the Transaction, as well as the Registration Statement, because these documents will contain important information about TMRC, USAR, and the Transaction. Stockholders may obtain copies of the preliminary or definitive Proxy Statement and Registration Statement, as well as other documents filed with the SEC regarding the Transaction and other documents filed with the SEC by TMRC and USAR, without charge, at the SEC’s website located at www.sec.gov.

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995 (collectively, “forward-looking statements”). These forward-looking statements include, but are not limited to, statements regarding the estimated implied enterprise value of TMRC and USAR as a combined company, the advantages and expected growth of the combined company, TMRC’s and USAR’s ability to consummate the Transaction, and expectations related to the terms and timing of the Transaction, as applicable. These statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of our and USAR’s management and are not predictions of actual performance or outcomes. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements.

Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation, risks associated with:

•	classified as an “exploration stage” company for purposes of SEC Regulation S-K Item 1300;

•	our ability to continue as a going concern in future periods;

•	our history of losses and need for additional financing;

•	our ability to raise capital on acceptable terms, if at all;

•	our operating history;

•	owning a membership interest in Round Top, which may be diluted if we are unable to fund our cash call obligations;

•	our properties;

•	the lack of history in producing metals from the Round Top Project;

•	our need for additional financing to fund our cash call obligations with respect to Round Top, as well as the requirement in general for additional capital to further develop, the Round Top Project;

•	owing a minority interest in Round Top;

•	exploration activities not being commercially successful (as there is no assurance that Round Top will be commercially successful);

•	ownership of surface rights and other title issues with respect to the Round Top Project;

•	pursuing a potential Santa Fe joint venture arrangement and ability to finance such potential arrangement;

•	the Steeple Rock non-binding letter of intent regarding a possible mining venture and ability to finance such possible arrangement;

•	increased costs affecting our financial condition;

•	a shortage of equipment and supplies adversely affecting our ability to operate properties;

•	mining and mineral exploration being inherently dangerous;

•	any mineralization estimates;

•	changes in any mineralization estimates affecting the economic viability of the properties;

•	uninsured risks;

•	mineral operations being subject to market forces beyond our control;

•	fluctuations in commodity prices, and in particular rare earth elements and other critical minerals that are necessary for energy transition;

•	permitting, licenses and approval processes;

•	governmental and environmental regulations;

•	future legislation regarding the mining industry and climate change;

•	potential environmental lawsuits;

•	land reclamation requirements;

•	rare earth and mining in general presenting potential health risks;

•	competition in the mining and rare earth elements industries;

•	macroeconomic conditions, both in the United States and internationally, including without limitation inflation, high interest rates, tariffs and other economic measures implemented by President Trump, and supply chain issues;

•	cybersecurity threats, breaches, and disruptions associated therewith;

•	our ability to manage growth;

•	the potential difficulty of attracting and retaining qualified personnel;

•	our dependence on key personnel;

•	conducting our business in order to be excluded from the definition of an “investment company” under the Investment Company Act of 1940;

•	global hostilities, both in Ukraine and the Middle East, and other possible international conflicts;

•	our United States Securities and Exchange Commission (the “SEC”) filing history; and

•	our securities.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are described further under the section headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report filed on Form 10-K for the fiscal year ended August 31, 2025. Although we have attempted to identify important factors that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution you not to place undue reliance on any such forward-looking statements, which speak only as of the date made. Except as required by law, we disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. We qualify all the forward-looking statements contained in this Quarterly Report by the foregoing cautionary statements.

In light of these risks and uncertainties, many of which are described in greater detail elsewhere in this Current Report, as well as in our Annual Report filed on Form 10-K for the fiscal year ended August 31, 2025, there can be no assurance that the events predicted in forward-looking statements contained in this Current Report will in fact transpire.

Participants in the Solicitation

TMRC, USAR, and their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from TMRC’s stockholders in connection with the Transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TMRC’s stockholders in connection with the Transaction will be set forth in the Proxy Statement to be filed with the SEC in connection with the Transaction. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the Proxy Statement when it becomes available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This Current Report (including the exhibits attached hereto) is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and does not constitute an offer to sell or the solicitation of an offer to buy any securities of TMRC or USAR or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits:

Exhibit	Description
2.1*	Agreement and Plan of Merger, dated March 4, 2026, by and among Texas Mineral Resources Corp., USA Rare Earth, Inc., Hamer Merger Sub, Inc., and Hamer Merger Sub, LLC
10.1	Form of Voting and Support Agreement, dated March 4, 2026
99.1	Press Release, dated March 5, 2026
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. TMRC agrees to furnish supplementally a copy of any omitted exhibit and schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXAS MINERAL RESOURCES CORP.

Dated: March 5, 2026	By:	/s/ Wm. Chris Mathers
Name: Wm. Chris Mathers
Title: Chief Financial Officer